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                                                                   EXHIBIT 23(a)

                         Consent of Independent Auditors
                         -------------------------------

The Board of Directors
Electronic Data Systems Corporation:

We consent to the use of our report incorporated herein by reference from the EDS Annual Report on Form 10-K for the year ended December 31, 2000.




                                                        /s/ KPMG LLP



Dallas, Texas
October 23, 2001